                                                                    EXHIBIT 28

Form 2 ANNUAL STATEMENT FOR THE YEAR 1995 OF THE PROGRESSIVE INSURANCE GROUP

               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES

Notes to Schedule P
1. The Parts of Schedule P:
    Part 1 - Detailed information on losses and loss expenses.
    Part 2 - History on incurred losses and allocated expenses.
    Part 3 - History of loss and allocated expense payments.
    Part 4 - History of bulk and incurred but not reported reserves.
    Part 5 - History of claims.
    Part 6 - History of premiums earned.
    Part 7 - History of loss sensitive contracts.
    Schedule P Interrogatories.
2. Lines of business A through M, R and S are groupings of the lines of business used on the state page.

3. Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule 0 line 30 (1987 and prior)



                          SCHEDULE P-PART 1-SUMMARY

 (000 omitted)

_________________________________________________________________________________________________________________
|      1      |              Premiums Earned            |          Loss and Loss Expense Payments               |
|             |_________________________________________|_______________________________________________________|
|             |      2      |      3      |      4      |                           |       Allocated Loss      |
|  Years In   |             |             |             |        Loss Payments      |      Expense Payments     |
|    Which    |             |             |             |___________________________|___________________________|
|Premiums Were|             |             |             |      5      |      6      |      7      |      8      |
| Earned and  |   Direct    |             |             |   Direct    |             |   Direct    |             |
| Losses Were |     and     |             |     Net     |     and     |             |     and     |             |
|  Incurred   |   Assumed   |    Ceded    |(Cols. 2 - 3)|   Assumed   |    Ceded    |   Assumed   |    Ceded    |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
|  1. Prior...|   X X X X   |   X X X X   |   X X X X   |       1,145 |         (66)|         866 |         583 |
|  2. 1986....|     726,141 |      42,619 |     683,522 |     324,470 |      14,913 |      21,635 |       1,093 |
|  3. 1987....|   1,066,680 |      64,496 |   1,002,184 |     484,699 |      31,664 |      30,535 |       1,378 |
|  4. 1988....|   1,292,530 |      67,431 |   1,225,099 |     652,608 |      44,434 |      37,855 |       1,212 |
|  5. 1989....|   1,357,845 |     109,736 |   1,248,109 |     714,338 |      81,398 |      40,087 |       1,495 |
|  6. 1990....|   1,397,185 |     144,903 |   1,252,282 |     676,262 |      87,987 |      34,178 |       1,906 |
|  7. 1991....|   1,528,677 |     199,174 |   1,329,503 |     749,449 |     114,193 |      33,847 |       3,742 |
|  8. 1992....|   1,579,939 |     195,140 |   1,384,799 |     802,623 |     116,331 |      35,364 |       4,106 |
|  9. 1993....|   1,795,466 |     150,074 |   1,645,392 |     900,709 |      92,074 |      25,431 |       2,626 |
| 10. 1994....|   2,359,681 |     191,788 |   2,167,893 |   1,140,500 |      75,062 |      20,428 |       2,058 |
| 11. 1995    |   2,875,211 |     181,999 |   2,693,212 |   1,077,790 |      37,225 |      10,897 |         777 |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
| 12. Totals  |   X X X X   |   X X X X   |   X X X X   |   7,524,593 |     695,213 |     291,124 |      20,977 |
 ----------------------------------------------------------------------------------------------------------------



________________________________________________________________________
|      1      |     Loss and Loss Expense Payments       |      12      |
|             |_________________________________________ |______________|
|             |      9      |     10      |      11      |              |
|  Years In   |             |             |              |              |
|    Which    |             |             |              |  Number of   |
|Premiums Were|   Salvage   | Unallocated |    Total     |   Claims     |
| Earned and  |     and     |    Loss     |   Net Paid   |  Reported-   |
| Losses Were | Subrogation |   Expense   |(Cols. 5 - 6 +| Direct and   |
|  Incurred   |  Received   |  Payments   |  7 - 8 + 10) |   Assumed    |
|_____________|_____________|_____________|______________|______________|
|  1. Prior...|           0 |           0 |       1,494  |   X X X X    |
|  2. 1986....|      19,402 |      40,956 |     371,056  |   X X X X    |
|  3. 1987....|      25,211 |      66,817 |     549,009  |   X X X X    |
|  4. 1988....|      77,836 |      95,310 |     740,128  |   X X X X    |
|  5. 1989....|      79,531 |     108,825 |     780,357  |   X X X X    |
|  6. 1990....|      71,037 |     120,415 |     740,962  |   X X X X    |
|  7. 1991....|      71,260 |     141,623 |     806,983  |   X X X X    |
|  8. 1992....|      54,504 |     115,342 |     832,893  |   X X X X    |
|  9. 1993....|      47,962 |     129,868 |     961,308  |   X X X X    |
| 10. 1994....|      90,785 |     161,084 |   1,244,892  |   X X X X    |
| 11. 1995    |      48,279 |     153,906 |   1,204,590  |   X X X X    |
|_____________|_____________|_____________|______________|______________|
| 12. Totals  |     585,807 |   1,134,145 |   8,233,672  |   X X X X    |
 ------------------------------------------------------------------------





 _____________________________________________________________________________________________________________________________
|             |                     Losses Unpaid                     |             Allocated Loss Expenses Unpaid            |
|             |_______________________________________________________|_______________________________________________________|
|  Years In   |          Case Basis       |         Bulk + IBNR       |          Case Basis       |         Bulk + IBNR       |
|    Which    |___________________________|___________________________|___________________________|___________________________|
|Premiums Were|     13      |     14      |     15      |     16      |     17      |     18      |     19      |     20      |
| Earned and  |   Direct    |             |   Direct    |             |   Direct    |             |   Direct    |             |
| Losses Were |     and     |             |     and     |             |     and     |             |     and     |             |
|  Incurred   |   Assumed   |    Ceded    |   Assumed   |    Ceded    |   Assumed   |    Ceded    |   Assumed   |    Ceded    |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
|  1. Prior...|      11,975 |       2,592 |      14,611 |       5,013 |       3,110 |       1,150 |       2,320 |           0 |
|  2. 1986....|         206 |           1 |           0 |           0 |          24 |           0 |           0 |           0 |
|  3. 1987....|         605 |         367 |         160 |          72 |          80 |           1 |          20 |          14 |
|  4. 1988....|       5,880 |       1,406 |         160 |          72 |         248 |          10 |          20 |          14 |
|  5. 1989....|       9,052 |       2,634 |       2,951 |          72 |         957 |          83 |          20 |          14 |
|  6. 1990....|      12,727 |       3,531 |       3,356 |         560 |       1,312 |         110 |         229 |          30 |
|  7. 1991....|      37,521 |      15,047 |       4,602 |       1,371 |       3,280 |         357 |         314 |          55 |
|  8. 1992....|      62,414 |      24,140 |      13,061 |       5,867 |       7,127 |         902 |       1,744 |         632 |
|  9. 1993....|     107,646 |      35,199 |      23,047 |       8,604 |      15,092 |       1,556 |       2,766 |         899 |
| 10. 1994....|     236,644 |      53,763 |      54,069 |      17,396 |      30,083 |       2,623 |       6,146 |       2,063 |
| 11. 1995    |     597,115 |      68,599 |     164,332 |      32,238 |      57,211 |       3,653 |      18,100 |       2,253 |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
| 12. Totals  |   1,081,786 |     207,279 |     280,348 |      71,265 |     118,525 |      10,446 |      31,680 |       5,974 |
 ------------------------------------------------------------------------------------------------------------------------------





 _______________________________________________________________________
|             |    21      |      22      |     23       |      24      |
|             |            |              |              |              |
|  Years In   |            |              |              |              |
|    Which    |            |              |              |  Number of   |
|Premiums Were|  Salvage   | Unallocated  |    Total     |   Claims     |
| Earned and  |    and     |    Loss      |  Net Losses  | Outstanding- |
| Losses Were |Subrogation |  Expenses    | and Expenses | Direct and   |
|  Incurred   |Anticipated |   Unpaid     |    Unpaid    |   Assumed    |
|_____________|____________|______________|______________|______________|
|                                                                       |
|  1. Prior...|          0 |           0  |      23,261  |   X X X X    |
|  2. 1986....|          0 |           2  |         231  |   X X X X    |
|  3. 1987....|         46 |          16  |         427  |   X X X X    |
|  4. 1988....|      1,409 |          54  |       4,861  |   X X X X    |
|  5. 1989....|        629 |         149  |      10,326  |   X X X X    |
|  6. 1990....|      3,742 |         285  |      13,678  |   X X X X    |
|  7. 1991....|      2,450 |         804  |      29,691  |   X X X X    |
|  8. 1992....|      3,426 |       1,959  |      54,765  |   X X X X    |
|  9. 1993....|      5,565 |       4,750  |     107,043  |   X X X X    |
| 10. 1994....|     13,753 |      14,070  |     265,167  |   X X X X    |
| 11. 1995    |     69,354 |      56,496  |     786,511  |   X X X X    |
|_____________|____________|______________|______________|______________|
| 12. Totals  |    100,374 |      78,585  |   1,295,961  |   X X X X    |
 ------------------------------------------------------------------------





 ______________________________________________________________________________________________________________________________
|             |                                         |    Loss and Loss Expense Percentage     |     Discount for Time     |
|             | Total Losses and Loss Expenses Incurred |       (Incurred/Premiums Earned)        |      Value of Money       |
|  Years In   |_________________________________________|_________________________________________|___________________________|
|    Which    |     25      |     26      |     27      |     28      |     29      |     30      |     31      |     32      |
|Premiums Were|             |             |             |             |             |             |             |             |
| Earned and  |   Direct    |             |             |   Direct    |             |             |             |             |
| Losses Were |     and     |             |             |     and     |             |             |             |    Loss     |
|  Incurred   |   Assumed   |    Ceded    |     Net     |   Assumed   |    Ceded    |     Net     |    Loss     |   Expense   |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
|                                                                                                                             |
|  1. Prior...|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
|  2. 1986....|     387,294 |      16,007 |     371,287 |        53.3 |        37.6 |        54.3 |           0 |           0 |
|  3. 1987....|     582,932 |      33,496 |     549,436 |        54.6 |        51.9 |        54.8 |           0 |           0 |
|  4. 1988....|     792,136 |      47,147 |     744,989 |        61.3 |        69.9 |        60.8 |           0 |           0 |
|  5. 1989....|     876,380 |      85,697 |     790,683 |        64.5 |        78.1 |        63.4 |           0 |           0 |
|  6. 1990....|     848,764 |      94,123 |     754,640 |        60.7 |        65.0 |        60.3 |           0 |           0 |
|  7. 1991....|     971,440 |     134,766 |     836,674 |        63.5 |        67.7 |        62.9 |           0 |           0 |
|  8. 1992....|   1,039,636 |     151,978 |     887,658 |        65.8 |        77.9 |        64.1 |           0 |           0 |
|  9. 1993....|   1,209,308 |     140,957 |   1,068,351 |        67.4 |        93.9 |        64.9 |           0 |           0 |
| 10. 1994....|   1,663,025 |     152,966 |   1,510,059 |        70.5 |        79.8 |        69.7 |           0 |           0 |
| 11. 1995    |   2,135,847 |     144,746 |   1,991,101 |        74.3 |        79.5 |        73.9 |           0 |           0 |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
| 12. Totals  |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
 ------------------------------------------------------------------------------------------------------------------------------













 _________________________________________________________
|             |    33       |  Net Balance Sheet Reserves |
|             |             |        After Discount       |
|  Years In   |             |_____________________________|
|    Which    |             |     34       |              |
|Premiums Were|Inter-Company|              |     35       |
| Earned and  |  Pooling    |              |    Loss      |
| Losses Were |articipation |    Losses    |  Expenses    |
|  Incurred   |Percentage   |    Unpaid    |   Unpaid     |
|_____________|_____________|______________|______________|
|                                                         |
|  1. Prior...|  X X X X    |      18,981  |       4,280  |
|  2. 1986....|             |         205  |          26  |
|  3. 1987....|             |         326  |         101  |
|  4. 1988....|             |       4,563  |         298  |
|  5. 1989....|             |       9,297  |       1,029  |
|  6. 1990....|             |      11,992  |       1,686  |
|  7. 1991....|             |      25,705  |       3,986  |
|  8. 1992....|             |      45,468  |       9,296  |
|  9. 1993....|             |      86,890  |      20,154  |
| 10. 1994....|             |     219,554  |      45,613  |
| 11. 1995    |             |     660,609  |     125,902  |
|_____________|_____________|______________|______________|
| 12. Totals  |  X X X X    |   1,083,590  |     212,371  |
 --------------------------------------------------------



Form 2 ANNUAL STATEMENT FOR THE YEAR 1995 OF THE PROGRESSIVE INSURANCE GROUP

                                                   SCHEDULE P - PART 2 - SUMMARY

___________________________________________________________________________________________________________________________
|        1        |            INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)                   |
|                 |________________________________________________________________________________________________________|
|                 |      2      |     3      |     4      |     5      |     6      |     7      |     8      |     9      |
|                 |             |            |            |            |            |            |            |            |
|                 |             |            |            |            |            |            |            |            |
|      Years      |             |            |            |            |            |            |            |            |
|    in Which     |             |            |            |            |            |            |            |            |
|   Losses Were   |             |            |            |            |            |            |            |            |
|    Incurred     |     1986    |    1987    |    1988    |    1989    |    1990    |    1991    |    1992    |    1993    |
|_________________|_____________|____________|____________|____________|____________|____________|____________|____________|
|                 |             |            |            |            |            |            |            |            |
|  1. Prior.......|     118,280 |    111,748 |     99,298 |     97,101 |     93,511 |     94,320 |     95,322 |     96,844 |
|  2. 1986........|     382,994 |    353,616 |    351,417 |    340,706 |    334,564 |    331,385 |    330,779 |    330,825 |
|  3. 1987........|   X X X X   |    555,993 |    524,333 |    504,689 |    492,954 |    490,684 |    485,339 |    484,182 |
|  4. 1988........|   X X X X   |  X X X X   |    719,839 |    684,469 |    663,722 |    666,604 |    663,150 |    664,095 |
|  5. 1989........|   X X X X   |  X X X X   |  X X X X   |    786,249 |    734,190 |    710,990 |    704,871 |    700,038 |
|  6. 1990........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |    751,597 |    692,671 |    676,616 |    663,002 |
|  7. 1991........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    792,930 |    753,500 |    725,991 |
|  8. 1992........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    900,892 |    833,470 |
|  9. 1993........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  1,013,519 |
| 10. 1994........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
| 11. 1995        |   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
 ___________________________________________________________________________________________________________________________

________________________________________________________________________
|                 |    INCURRED LOSSES AND |                           |
|                 |   ALLOCATED EXPENSES   |                           |
|                 |         REPORTED       |                           |
|                 |       AT YEAR END      |                           |
|        1        |       (000 OMITTED)    |        DEVELOPMENT        |
|                 |________________________|___________________________|
|                 |    10     |     11     |     12      |     13      |
|                 |           |            |             |             |
|                 |           |            |             |             |
|      Years      |           |            |             |             |
|    in Which     |           |            |             |             |
|   Losses Were   |           |            |    One      |    Two      |
|    Incurred     |   1994    |    1995    |    Year     |    Year     |
|_________________|___________|____________|_____________|_____________|
|                 |           |            |             |             |
|  1. Prior.......|   105,962 |    106,934 |         972 |      10,090 |
|  2. 1986........|   330,330 |    330,329 |          (1)|        (496)|
|  3. 1987........|   483,999 |    482,603 |      (1,396)|      (1,579)|
|  4. 1988........|   657,166 |    649,625 |      (7,541)|     (14,470)|
|  5. 1989........|   681,839 |    681,709 |        (130)|     (18,329)|
|  6. 1990........|   644,228 |    633,940 |     (10,288)|     (29,062)|
|  7. 1991........|   695,730 |    694,246 |      (1,484)|     (31,745)|
|  8. 1992........|   783,533 |    770,357 |     (13,177)|     (63,114)|
|  9. 1993........|   940,668 |    933,734 |      (6,934)|     (79,785)|
| 10. 1994........| 1,363,711 |  1,334,905 |     (28,806)|   X X X X   |
| 11. 1995        | X X X X   |  1,780,699 |   X X X X   |   X X X X   |
 __________________________________________|_____________|_____________|
                              | 12. Totals |     (68,785)|    (228,489)|
                              |________________________________________|

                                                   SCHEDULE P - PART 3 - SUMMARY

___________________________________________________________________________________________________________________________
|        1        |                CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)                 |
|                 |________________________________________________________________________________________________________|
|                 |      2      |     3      |     4      |     5      |     6      |     7      |     8      |     9      |
|                 |             |            |            |            |            |            |            |            |
|                 |             |            |            |            |            |            |            |            |
|      Years      |             |            |            |            |            |            |            |            |
|    in Which     |             |            |            |            |            |            |            |            |
|   Losses Were   |             |            |            |            |            |            |            |            |
|    Incurred     |     1986    |    1987    |    1988    |    1989    |    1990    |    1991    |    1992    |    1993    |
|_________________|_____________|____________|____________|____________|____________|____________|____________|____________|
|  1. Prior.......|     000     |     45,159 |     67,661 |     77,942 |     84,668 |     87,427 |     90,599 |     91,152 |
|  2. 1986........|     168,353 |    255,882 |    291,744 |    312,656 |    322,815 |    326,820 |    328,152 |    328,815 |
|  3. 1987........|   X X X X   |    240,199 |    360,939 |    420,316 |    447,789 |    467,599 |    476,252 |    480,425 |
|  4. 1988........|   X X X X   |  X X X X   |    318,747 |    482,587 |    545,480 |    582,880 |    617,027 |    636,778 |
|  5. 1989........|   X X X X   |  X X X X   |  X X X X   |    362,510 |    521,039 |    595,914 |    636,386 |    657,870 |
|  6. 1990........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |    354,849 |    499,445 |    569,700 |    598,833 |
|  7. 1991........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    369,194 |    533,684 |    614,888 |
|  8. 1992........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    415,371 |    597,616 |
|  9. 1993........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    513,910 |
| 10. 1994........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
| 11. 1995        |   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
 ---------------------------------------------------------------------------------------------------------------------------


 ______________________________________________________________________
|                 | CUMULATIVE PAID LOSSES |             |             |
|                 | AND ALLOCATED EXPENSES |             |             |
|        1        |     AT YEAR END        |             |             |
|                 |    (000 OMITTED)       |     12      |     13      |
|_________________|___________|____________|_____________|_____________|
|                 |    10     |     11     |             |             |
|                 |           |            |             |  Number of  |
|                 |           |            |  Number of  |   Claims    |
|      Years      |           |            |   Claims    |   Closed    |
|    in Which     |           |            |   Closed    |   Without   |
|   Losses Were   |           |            |  With Loss  |    Loss     |
|    Incurred     |   1994    |    1995    |   Payment   |   Payment   |
|_________________|___________|____________|_____________|_____________|
|  1. Prior.......|    82,179 |     83,673 |   X X X X   |   X X X X   |
|  2. 1986........|   329,711 |    330,100 |   X X X X   |   X X X X   |
|  3. 1987........|   481,860 |    482,192 |   X X X X   |   X X X X   |
|  4. 1988........|   646,867 |    644,818 |   X X X X   |   X X X X   |
|  5. 1989........|   667,611 |    671,532 |   X X X X   |   X X X X   |
|  6. 1990........|   612,925 |    620,547 |   X X X X   |   X X X X   |
|  7. 1991........|   646,936 |    665,359 |   X X X X   |   X X X X   |
|  8. 1992........|   679,065 |    717,551 |   X X X X   |   X X X X   |
|  9. 1993........|   746,587 |    831,440 |   X X X X   |   X X X X   |
| 10. 1994........|   770,113 |  1,083,808 |   X X X X   |   X X X X   |
| 11. 1995        | X X X X   |  1,050,684 |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------

                                                   SCHEDULE P - PART 4 - SUMMARY

____________________________________________________________________________________________________________________________
|        1        | BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED) |
|                 |________________________________________________________________________________________________________|
|                 |      2      |     3      |     4      |     5      |     6      |     7      |     8      |     9      |
|                 |             |            |            |            |            |            |            |            |
|                 |             |            |            |            |            |            |            |            |
|      Years      |             |            |            |            |            |            |            |            |
|    in Which     |             |            |            |            |            |            |            |            |
|   Losses Were   |             |            |            |            |            |            |            |            |
|    Incurred     |     1986    |    1987    |    1988    |    1989    |    1990    |    1991    |    1992    |    1993    |
|_________________|_____________|____________|____________|____________|____________|____________|____________|____________|
|                 |             |            |            |            |            |            |            |            |
|  1. Prior.......|      41,422 |     28,005 |     11,697 |      7,678 |      1,845 |      1,667 |      1,616 |      1,268 |
|  2. 1986........|      83,987 |     35,929 |     23,115 |     10,239 |      3,162 |          0 |         63 |         36 |
|  3. 1987........|   X X X X   |    126,103 |     57,172 |     31,435 |     13,026 |      4,203 |        178 |        814 |
|  4. 1988........|   X X X X   |  X X X X   |    161,589 |     70,035 |     33,821 |     14,301 |      2,013 |      6,663 |
|  5. 1989........|   X X X X   |  X X X X   |  X X X X   |    179,116 |     62,544 |     27,935 |     15,702 |     14,096 |
|  6. 1990........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |    146,165 |     57,375 |     28,293 |     17,575 |
|  7. 1991........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    155,871 |     51,534 |     29,932 |
|  8. 1992........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    151,702 |     54,711 |
|  9. 1993........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    132,250 |
| 10. 1994........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
| 11. 1995        |   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
 ---------------------------------------------------------------------------------------------------------------------------

____________________________________________
|                 |  BULK AND INCURRED     |
|                 |  BUT NOT REPORTED      |
|                 |  RESERVES ON LOSSES    |
|                 |  AND ALLOCATED EXPENSES|
|                 |  AT YEAR END           |
|        1        |  (000 OMITTED)         |
|_________________|________________________|
|                 |    10     |     11     |
|                 |           |            |
|                 |           |            |
|      Years      |           |            |
|    in Which     |           |            |
|   Losses Were   |           |            |
|    Incurred     |   1994    |    1995    |
|_________________|___________|____________|
|                 |           |            |
|  1. Prior.......|    10,286 |     11,918 |
|  2. 1986........|         0 |          0 |
|  3. 1987........|         0 |         94 |
|  4. 1988........|        83 |         94 |
|  5. 1989........|       655 |      2,885 |
|  6. 1990........|     5,750 |      2,995 |
|  7. 1991........|     5,420 |      3,490 |
|  8. 1992........|    19,674 |      8,306 |
|  9. 1993........|    32,260 |     16,310 |
| 10. 1994........|   123,230 |     40,757 |
| 11. 1995        | X X X X   |    147,941 |
 ------------------------------------------